UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 21, 2004

First Security Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Tennessee

(State or Other Jurisdiction of Incorporation)

000-549747	58-2461486
(Commission File Number)	(IRS Employer Identification No.)

817 Broad Street, Chattanooga, Tennessee	37402
(Address of Principal Executive Offices)	(Zip Code)

(423) 266-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On October 27, 2004 the First Security Group, Inc. (“FSG”) filed a Current Report on Form 8-K with the Securities and Exchange Commission, reporting completion of the acquisition by its wholly-owned subsidiary, FSGBank, N.A., of Kenesaw Leasing, Inc. (“Kenesaw”) and J&S Leasing, Inc. (“J&S”), both Tennessee corporations, from the National Bank of Commerce. This report amends Item 9.01, Financial Statements and Exhibits, to include the historical, pro forma and other financial information required by Item 9.01.

Item 9.01.	Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.

(1)	The following audited combined financial statements of Kenesaw and J&S are incorporated herein by reference to Exhibit 99.2:

Report of Independent Registered Public Accounting Firm
Balance sheets as of December 31, 2003 and 2002
Statements of income and retained earnings for the years ended December 31, 2003 and 2002
Statements of cash flows for the years ended December 31, 2003 and 2002
Notes to financial statements

(2)	The following unaudited combined financial statements of Kenesaw and J&S are incorporated herein by reference to Exhibit 99.3:

Balance sheet as of September 30, 2004
Statements of income for the nine months ended September 30, 2004 and 2003
Statements of cash flows for the nine months ended September 30, 2004 and 2003

(b)  Pro Forma Financial Information.

(1)	FSG, Kenesaw and J&S unaudited pro forma combined balance sheet as of September 30, 2004 is incorporated herein by reference to Exhibit 99.4.

(2)	FSG, Kenesaw and J&S unaudited pro forma condensed combined statement of income for the year ended December 31, 2003 is incorporated herein by reference to Exhibit 99.5.

(3)	FSG, Kenesaw and J&S unaudited pro forma combined statement of income for the nine months ended September 30, 2004 is incorporated herein by reference to Exhibit 99.6.

(c)  Exhibits

Exhibit No.	Description

2.1*	Assignment and Assumption Agreement, dated October 21, 2004, by and among Warren E. Payne, FSGBank, N.A and National Bank of Commerce.

2.2*	Stock Purchase Agreement, dated October 21, 2004, by and between National Bank of Commerce and Warren E. Payne.

99.1*	Press Release of First Security Group, dated October 25, 2004

99.2	Audited Combined Financial Statements of Kenesaw Leasing, Inc. and J&S Leasing, Inc. as of December 31, 2003 and 2002 for the years then ended.

99.3	Unaudited Combined Financial Statements of Kenesaw Leasing, Inc. and J&S Leasing, Inc. as of September 30, 2004 and for the nine months ended September 30, 2004 and 2003.

99.4	Pro forma combined balance sheet as of September 30, 2004

99.5	Pro forma condensed combined statement of income for the year ended December 31, 2003

99.6	Pro forma combined statement of income for the nine months ended September 30, 2004

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST SECURITY GROUP, INC.
Dated: March 15, 2005
	By:	/s/ William L. Lusk, Jr.
	Name:	William L. Lusk, Jr.
	Title:	Chief Financial Officer